SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DIGITAL GENERATION SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 11, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digital Generation Systems, Inc. (the “Company”), which will be held at the Marriott Hotel, 223 W. Las Colinas Blvd., Irving, Texas 75039, on Wednesday, November 3, 2004 at 10:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope at your earliest convenience.

On behalf of the Board of Directors, I would like to express our appreciation of your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Omar A. Choucair
Secretary

DIGITAL GENERATION SYSTEMS, INC.

750 W. John Carpenter Freeway

Irving, Texas 75039

Notice of Annual Meeting of Stockholders

to be held November 3, 2004

The Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Generation Systems, Inc. (the “Company”) will be held at the Marriott Hotel, 223 W. Las Colinas Blvd., Irving, Texas 75039, on Wednesday, November 3, 2004 at 10:00 a. m. local time for the following purposes:

1.	To elect one director, to serve for a three-year term or until his successor has been duly elected and qualified; and

2.	To ratify the selection of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2004.

The foregoing proposals are more fully described in the accompanying Proxy Statement. Only stockholders of record at the close of business on October 5, 2004 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available at the Annual Meeting and at least ten days prior to the Annual Meeting during normal business hours at the Company’s headquarters located at 750 W. John Carpenter Freeway, Irving, Texas 75039 for examination by any stockholder.

Whether or not you plan to attend the Annual Meeting, please date, execute and promptly return the enclosed proxy card to the Company in the enclosed addressed and stamped envelope. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person.

By Order of the Board of Directors,

Omar A. Choucair
Secretary

October 11, 2004

DIGITAL GENERATION SYSTEMS, INC.

750 W. John Carpenter Freeway

Irving, Texas 75039

972-581-2000

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 3, 2004

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Digital Generation Systems, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 223 W. Las Colinas Blvd., Irving, Texas 75039, on Wednesday, November 3, 2004, at 10:00 a. m. local time and at any adjournments or postponements thereof (the “Annual Meeting”). Shares represented by proxy cards in the form enclosed will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials were first mailed to stockholders on or about October 11, 2004.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider proposals to:

(i)	elect one director to serve for a three-year term; and

(ii)	ratify the selection of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2004.

The Board of Directors recommends that stockholders vote “FOR” the nominee for director and “FOR” the proposal to ratify the selection of KPMG LLP.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock, $0.001 par value (the “Common Stock”), is the only type of security whose holders are entitled to vote at the Annual Meeting. On October 5, 2004, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 73,174,660 shares of Common Stock outstanding. Each stockholder of record is entitled to one vote for each share of Common Stock held by such stockholder on October 5, 2004.

Quorum Required

The Company’s Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal One. Directors are elected by a plurality of the affirmative votes cast by holders of those shares present in person or represented by proxy at the Annual Meeting. The nominee for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal Two. Ratification of the appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2004 requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted “FOR” the nominee of the Board of Directors (as set forth in Proposal One), “FOR” Proposal Two and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders.

Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

PROPOSAL ONE: ELECTION OF DIRECTOR

The Company currently has six directors, divided into three classes. The term of one class of directors expires each year. The persons whose name is listed below has been nominated for election as director by the Board of Directors. The nominee, if elected, will serve until the Annual Meeting in 2007 or until his successor has been elected and qualified. The nominee is currently the Chief Executive Officer and the Chairman of the Board of Directors.

Three members of the Board of Directors resigned their Board positions subsequent to the 2003 annual stockholder’s meeting. Lawrence D. Lenihan, who had been a director since July 1997, resigned on January 9, 2004; Robert J. Schlegal, who had been a director since February 2001, resigned on December 23, 2003; and Matthew E. Devine, who had been a director and Chief Executive Officer since July 1999, resigned on November 18, 2003. Each of these individuals resigned their positions without any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On August 27, 2004, the Board of Directors appointed Anthony J. LeVecchio to fill the vacancy existing for a director to serve until the 2005 annual meeting.

The Board of Directors’ nominee for election as director for a three-year term expiring at the Company’s annual meeting in 2007 is as follows:

Name	Age	Title(s)
Scott K. Ginsburg (3)	52	Chief Executive Officer and Chairman of the Board

Scott K. Ginsburg joined the Company in December 1998 as Chief Executive Officer and Chairman of the Board. In July 1999, Matthew E. Devine assumed the responsibilities as Chief Executive Officer, but Mr. Ginsburg remained the Company’s Chairman. Mr. Ginsburg reassumed the responsibilities as Chief Executive Officer of the Company in November 2003 following Mr. Devine’s resignation. Mr. Ginsburg founded the Boardwalk Auto Group in 1998, which consists of several car dealerships located in the Dallas area. From 1997 to 1998, Mr. Ginsburg served as Chief Executive Officer and Director of Chancellor Media Corporation (now AMFM, Inc.). Mr. Ginsburg founded Evergreen Media Corporation in 1988, and was the co-founder of Statewide Broadcasting, Inc. and H&G Communications, Inc. Mr. Ginsburg earned a B.A. from George Washington University in 1974 and a J.D. from Georgetown University in 1978.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR THE BOARD OF DIRECTORS.

Directors Continuing in Office

Name	Age	Title(s)	Expiration of Term
Omar A. Choucair (3)	42	Chief Financial Officer and Director	2006
David M. Kantor (1)	46	Director	2006
Cappy R. McGarr (2)	53	Director	2005
Kevin C. Howe (1)(2)	55	Director	2005
Anthony J. LeVecchio (2)	57	Director	2005

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Executive Committee

Omar A. Choucair joined the Company as Chief Financial Officer in July 1999 and has been a member of the Board of Directors of the Company since November 2000. Prior to joining the Company, Mr. Choucair served as Vice President of Finance for AMFM, Inc. (formerly Chancellor Media Corporation) and served as Vice President of Finance for Evergreen Media Corporation before it was acquired by Chancellor Media Corporation in 1997. Prior to entering the media industry, Mr. Choucair was a Senior Manager at KPMG LLP, where he specialized in media and telecommunications clients. Mr. Choucair received a B.B.A. from Baylor University.

David M. Kantor has been a member of the Board of Directors of the Company since August 1999. Since 2003, Mr. Kantor has been Vice Chairperson and Chief Executive Officer of Reach Media, a company that develops, acquires and partners in quality media and marketing opportunities targeting the African American population. Formerly, he was Senior Vice President for Network Operations of AMFM, Inc. (formerly Chancellor Media Corporation) and President of ABC Radio Network, having previously served as Executive Vice President. Prior to joining ABC Radio Network, he held executive positions with Cox Cable and Satellite Music Network. Mr. Kantor holds a B.S. from the University of Massachusetts and an MBA from Harvard Business School.

Cappy R. McGarr has been a member of the Board of Directors of the Company since February 2001. Since 1999, Mr. McGarr has been President of McGarr Capital Holdings, LLC, an asset management company. He received Bachelor of Arts, Bachelor of Journalism and Master of Business Administration degrees from the University of Texas at Austin. Upon completing his graduate degree in 1977, Mr. McGarr was employed by Goldman, Sachs & Co. He serves on the Board of Trustees of The National Archives Foundation and the Board of Directors of the Lyndon Baines Johnson Foundation.

Kevin C. Howe has been a member of the Board of Directors of the Company since February 2001. Since 1999, he has been the Managing Partner of Mercury Ventures. Mercury Ventures manages three different funds that invest in emerging technology companies that focus on Internet applications. Mr. Howe serves on the board of The Sage Group, plc. which is traded on the London Stock Exchange. Mr. Howe also sits on the boards of seven privately held technology firms. In 1985, he co-founded DacEasy, an early leader in packaged application software. In 1987, Mr. Howe led the sale of DacEasy to Insilco (a Fortune 500 company). In 1991, Mr. Howe led the carve-out of DacEasy from Insilco and subsequent sale to The Sage Group, plc. which had market capitalization of over $7 billion. He was Chief Executive Officer of the US operations of The Sage Group, plc. responsible for operations and acquisitions until 1999. In 1993, Mr. Howe also co-founded Martin Howe Associates, which was an early leader in the merchant credit card processing industry and a pioneer in wireless solutions. The company was sold in 1997 to PMT Services, Inc., a Nasdaq listed company. Mr. Howe received his MBA from Southern Methodist University in 1976.

Anthony J. LeVecchio has been a member of the Board of Directors of the Company since August 2004. Since its formation in 1988, he has been the President of The James Group, a general business consulting firm that has advised clients across a range of high-tech industries. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Mr. LeVecchio was appointed to the Board of Directors on August 27, 2004 to fill the vacancy existing for a director to serve a term expiring at the 2005 annual meeting.

Corporate Governance

Independence

The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Howe, Mr. Kantor, Mr. LeVecchio and Mr. McGarr is independent from our management, as an “independent director” as defined under the Nasdaq Marketplace Rules. This means that none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the Nasdaq Marketplace Rules.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Company’s Code of Business Conduct and Ethics is available on its website at www.dgsystems.com by clicking first on “About Us,” then on “Code of Ethics.” The Company will also provide a copy of its Code of Business Conduct and Ethics, without charge, to any stockholder who so requests in writing.

Executive Sessions of Independent Directors

Beginning with meetings held after October 1, 2004, the Company’s independent directors will have executive sessions at which only independent directors are present after every regularly scheduled meeting of the Board of Directors. Mr. Howe will preside over these executive sessions. For information on how to communicate with the Company’s independent directors, please see “—Communications with the Board of Directors” below.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Secretary, Digital Generation Systems, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Company’s Secretary. In accordance with the Board’s instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board’s next regularly scheduled meeting.

Board Committees

The Board of Directors of the Company has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see “—Nominations to the Board of Directors” below.

Audit Committee

The Audit Committee operates under an Amended and Restated Charter of the Audit Committee adopted by the Company’s Board of Directors, a copy of which is included as Appendix A to this Proxy Statement.

The Audit Committee’s functions include:

•	engaging independent auditors and determining their compensation;

•	making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

•	meeting at least quarterly with the Company’s management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

•	determining the scope of and authorizing or approving any permitted non-audit services provided by the independent auditors and the compensation for those services; and

•	initiating and supervising any special investigation it deems necessary regarding the Company’s accounting and financial policies and controls.

The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the Securities and Exchange Commission (the “SEC”) and under the Nasdaq Marketplace Rules.

In accordance with the rules and regulations of the SEC, the preceding paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this section of this Proxy Statement into any other filed document.

Messrs. LeVecchio (Chairman), McGarr and Howe are the current members of the Audit Committee, and Messrs. Schlegel, McGarr and Howe were the members of the Audit Committee during 2003. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. LeVecchio, the Chairman of the Audit Committee, is the sole “audit committee financial expert” on the Audit Committee.

See “Audit Committee Report” below.

Compensation Committee

The Compensation Committee’s functions include:

•	establishing and administering the Company’s compensation policies;

•	determining, or recommending to the Board, the compensation of the Company’s executive officers;

•	administering the Company’s 1992 Stock Option Plan and the Company’s 1995 Director Option Plan; and

•	overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers.

See “Executive Compensation — Compensation Committee Report” below. Messrs. Howe (Chairman) and Kantor are the current members of the Compensation Committee, and Messrs. Ginsburg, Lenihan and Kantor were the members of the Compensation Committee during 2003. All current members of the Compensation Committee are “independent directors” as defined under the Nasdaq Marketplace Rules.

Executive Committee

The Executive Committee was established in January 2001. The Executive Committee has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company’s business that require action by the

Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board of Directors. Messrs. Ginsburg and Choucair are the current members of the Executive Committee, and Messrs. Ginsburg, Devine and Choucair were the members of the Executive Committee during 2003.

Committees and Meetings of the Board of Directors

During 2003, the Board of Directors held five meetings. The Audit Committee held five meetings during 2003, and the Compensation Committee did not have any meetings during 2003. Instead, all issues normally considered by the Compensation Committee were considered by the entire Board of Directors. All persons who were directors during 2003 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

Nominations to the Board of Directors

The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company’s independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board’s selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a “nominating committee” for the purpose of the disclosures in this section of this Proxy Statement.

With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company’s stockholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its stockholders; and

•	regarding any individual who has served as a director of the Company, his past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his overall contributions to the Board and the Company.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

The independent directors will consider qualified nominees recommended by stockholders, who may submit recommendations to the independent directors in care of the Company’s Board of Directors through a written notice as described under “—Corporate Governance—Communications with Directors” above. To be considered by the independent directors, a stockholder nomination (1) must be submitted by June 15, 2005, (2) must contain a statement by the stockholder that such stockholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such stockholder will continue to hold at least that number of shares through the date of the annual meeting of stockholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company’s stockholders will be evaluated in the same manner as any other nominee for director.

Director Compensation

Other than Mr. LeVecchio and except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director other than reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of the Company’s Board of Directors and the committees thereof. Other than Mr. LeVecchio, the Company also does not pay compensation for committee participation or special assignments of the Board of Directors. Mr. LeVecchio is paid $25,000 as an annual retainer, $1,000 for each meeting of the Board attended, and $750 for each meeting of the Audit Committee attended.

All non-employee Board members are eligible for option grants pursuant to the provisions of the Company’s 1995 Director Option Plan described herein. In connection with Mr. LeVecchio’s appointment to the Board of Directors, he was granted options to purchase 10,000 shares of Common Stock. Directors who are also employees of the Company are eligible to receive options for Common Stock directly under the 1992 Stock Option Plan and, if officers of the Company, are also eligible to receive incentive cash bonus awards and are eligible to participate in the 1996 Employee Stock Purchase Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2003 transactions in the Common Stock and their Common Stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2003, the Company believes that all reporting requirements under Section 16(a) for such year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders at all times during 2003, except for Scott K. Ginsburg’s inadvertent late filing of a Form 4 to report one transaction in December 2003.

PROPOSAL TWO: RATIFICATION OF KPMG LLP

The Company is asking the stockholders to ratify the appointment of KPMG LLP as the Company’s independent public accountants for the year ending December 31, 2004. The affirmative vote of the holders of a majority of shares present or represented by proxy at the Annual Meeting will be required to ratify the appointment of KPMG LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the Company’s and its stockholders’ best interests.

KPMG LLP has audited the Company’s financial statements since 1999. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 5, 2004 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of October 5, 2004, the directors and executive officers of the Company owned 24,206,056 shares of Common Stock entitled to vote, representing 33.1% of the outstanding shares of Common Stock.

	Shares Beneficially Owned as of October 5, 2004 (1) (2)
Beneficial Owner	Number of Shares	Percentage of Class
Scott Ginsburg (3)	30,877,992	38.5%
Moon Doggie Family Partnership
Matthew E. Devine (4)	3,264,390	4.3%
Omar A. Choucair (5)	764,053	1.0%
Jeffrey A. Dankworth P.O. Box 484 Verdi, NV 89439(6)	5,391,146	7.4%
Robert C. Ryan (7)	467,002	*
David M. Kantor (8)	87,361	*
Cappy R. McGarr (9)	231,561	*
Kevin Howe (9)	214,021	*
Anthony J. LeVecchio (10)	833	*
All current directors and executive officers as a group (11)	32,175,821	39.7%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Unless otherwise indicated, the business address of each beneficial owner listed is 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039.

(2)	The number of shares of Common Stock deemed outstanding as of October 5, 2004 was 73,174,660. The number of beneficially owned shares includes shares issuable pursuant to stock options and warrants that may be exercised within sixty days after October 5, 2004.

(3)	Based on a filing with the SEC, dated January 22, 2001, indicating beneficial ownership as of such date. Includes 20,941,197 shares held of record by Scott K. Ginsburg and 2,920,134 shares held in the name of Moon Doggie Family Partnership, L.P. Scott K. Ginsburg, the Company’s Chairman of the Board, is the sole general partner of Moon Doggie Family Partnership, L.P. Includes options exercisable into 498,404 shares of Common Stock, warrants issued to Moon Doggie Family Partnership, L.P. exercisable into 3,008,527 shares of Common Stock and warrants issued to Scott K. Ginsburg exercisable into 3,509,730 shares of Common Stock.

(4)	Includes options exercisable into 1,987,989 shares of Common Stock and warrants exercisable into 303,310 shares of Common Stock. Mr. Devine resigned as the Company’s Chief Executive Officer and as a director during 2003 and is included herein solely in compliance with Item 403(b) of Regulation S-K of the Exchange Act.

(5)	Includes options exercisable into 653,528 shares of Common Stock and warrants exercisable into 86,660 shares of Common Stock.

(6)	Mr. Dankworth resigned as the President of StarGuide Digital Networks, Inc., a wholly owned subsidiary of the Company (“StarGuide”), during 2003.

(7)	Mr. Ryan resigned as the General Intellectual Property Counsel of StarGuide during 2003 and is included herein solely in compliance with Item 403(b) of Regulation S-K of the Exchange Act.

(8)	Includes options exercisable into 77,361 shares of Common Stock.

(9)	Includes options exercisable into 67,361 shares of Common Stock.

(10)	Includes options exercisable into 833 shares of Common Stcok.

(11)	Includes options exercisable into 1,364,848 shares of commons stock and warrants exercisable into 6,604,917 shares of Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer and the four other most highly compensated executive officers (collectively, the “Named Officers”).

					Annual Compensation
							Other Annual Compensation			Long-Term Compensation Awards Securities Underlying Options
Name and Principal Position	Year	Salary			Bonus
Scott K. Ginsburg Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	250,000 250,000 250,000		$ $ $	— — —	$ $ $	12,000 755,848 167,542	(2) (1) (1)	— 25,000 50,000
Omar A. Choucair Chief Financial Officer	2003 2002 2001	$ $ $	184,731 175,000 175,000		$ $ $	— 21,250 —	$ $ $	500 — —	(2)	25,000 250,000 50,000
Matthew E. Devine Former Chief Executive Officer	2003 2002 2001	$ $ $	243,862 250,000 250,000	(3)	$ $ $	— — —	$ $ $	11,076 12,000 12,000	(2) (2) (2)	— 525,000 50,000
Jeffrey A. Dankworth Former President of StarGuide Digital Networks, Inc.	2003 2002 2001	$ $ $	101,292 250,000 250,000	(5)	$ $ $	— — —	$ $ $	4,153 10,800 10,800	(2) (2) (2)	— 25,000 50,000
Robert C. Ryan Former General Intellectual Property Counsel of StarGuide Digital Networks, Inc.	2003 2002 2001	$ $ $	127,382 275,000 275,000	(6)	$ $ $	— — —	$ $ $	4,433 19,895 420,733	(4) (4) (4)	— 25,000 50,000

(1)	For 2002, represents reimbursement of automobile expenses ($32,612), travel expenses incurred during 1999 and 2000 but not reimbursed by the Company until 2002 ($706,305) and miscellaneous expenses ($16,931). For 2001, represents reimbursement of automobile expenses ($12,000) and travel expenses incurred during 1999 and 2000 ($155,542). Effective January 1, 2001, the Company ceased reimbursement of expenses related to Mr. Ginsburg’s airplane incurred after such date.

(2)	Reimbursement of automobile expenses.

(3)	Represents compensation through termination date. Mr. Devine resigned as Chief Executive Officer effective November 18, 2003.

(4)	For 2003 and 2002, includes medical expense reimbursement of $4,433 and $19,895, respectively. For 2001, includes forgiveness of loan ($400,000) and medical expense reimbursement ($20,733).

(5)	Represents compensation through termination date. Mr. Dankworth resigned as President of StarGuide Digital Networks, Inc. effective May 14, 2003.

(6)	Represents compensation through termination date. Mr. Ryan resigned as General Intellectual Property Counsel of StarGuide Digital Networks, Inc. effective April 16, 2003.

Stock Option Grants

The following table contains information concerning the stock option grants made to any of the Named Officers in 2003. No stock appreciation rights were granted to any Named Officer during such year.

	Number of Securities Underlying Options Granted	Individual Grant (1)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name		% Of Total Options Granted to Employees In 2003	Exercise Price Per Share		5%	10%
Omar A. Choucair	25,000	1.9%	$2.60	05/16/10	$26,462	$61,667

(1)	The option listed above has a term of 7 years, subject to earlier termination upon termination of employment. In the event of a merger of the Company with or into another corporation or other legal entity, where vested options have not been assumed or substituted by such successor corporation or other entity, such options will be exercisable for a period of 15 days from the date of notice thereof, and will terminate upon the expiration of such period. The Company’s 1992 Stock Option Plan provides that upon a change in control, the unvested options granted to each of the Company’s executive officers will be subject to accelerated vesting to the extent of 50% of such unvested options. A change in control is defined as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Company’s Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors.

Stock Option Exercises

The following table sets forth information concerning option exercises during 2003 and option holdings as of the end of 2003 with respect to any of the Named Officers. No stock appreciation rights were outstanding at the end of the year.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised in-the-Money Options at Year End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Scott K. Ginsburg	—	$—	481,217	27,083	$45,549	$12,865
Matthew E. Devine	—	$—	1,987,989	323,459	$600,549	$349,359
Omar A. Choucair	—	$—	581,133	167,187	$122,720	$128,645
Jeffrey A. Dankworth	—	$—	—	—	$—	$—
Robert C. Ryan	378,223	$208,919	—	—	$—	$—

(1)	Based on the fair market value of the Common Stock at December 31, 2003, of $2.24 per share, less the exercisable price payable for each share.

Equity Compensation Plan Information:

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2003:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	8,272,646	$2.99	9,844,909
Equity compensation plans not approved by security holders	—	$—	—

Total	8,272,646	$2.99	9,844,909

(1)	This table excludes an aggregate of 6,273,892 shares issuable upon exercise of outstanding options and warrants assumed by the Company in connection with the Company’s merger with StarGuide Digital Networks, Inc. in January 2001. The weighted-average exercise price of the excluded options and warrants is $1.53 per share.

(2)	Includes 55,138 shares issuable under the Company’s Employee Stock Purchase Plan, of which approximately 5,992 shares were issuable within the most recent offering period, which ended on April 30, 2004.

Employment Contracts and Change in Control Arrangements

Pursuant to an employment agreement dated December 10, 2003 between Mr. Choucair and the Company (the “Agreement”), the Company agreed to employ Mr. Choucair as its Senior Vice President and Chief Financial Officer from the date of the Agreement through December 31, 2006. Under the Agreement, Mr. Choucair is entitled to an annualized base salary of $190,000 for the period beginning January 1, 2004, escalating by $5,000 per annum for each of the next two years. The Company retained the right to increase the base compensation as it deems necessary. In addition, Mr. Choucair is entitled to participate in the Company’s stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $500 per month for the term of the contract. Finally, during the term of the Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Choucair and his spouse and dependent family members under the Company’s health plan.

The Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the Agreement, if Mr. Choucair terminates his employment for Good Reason (as defined in the Agreement), he shall be entitled to all remaining salary to the end of the Employment Term, plus salary from the end of the Employment Term through the end of the third anniversary of the Date of Termination, at the rate of salary in effect on the Date of Termination in a lump sum payment. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If Mr. Choucair is terminated by the Company for Cause (as defined in the Agreement), or at the end of the Employment Term, he shall not be entitled to further compensation. Following the end of the Employment Term, upon termination of his employment with the Company for any reason other than Cause, but upon ninety days prior written notice if such termination is by Mr. Choucair, the Company shall pay to Mr. Choucair his salary as then in effect for a period of six months.

Compensation Committee Report

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee” or the “Committee”) reviews and approves the Company’s compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of the Company’s Chief Executive Officer and other executive officers for 2003.

For 2003, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the Chief Executive Officer with respect to the compensation of the Company’s key executive officers. However, the Committee made the final compensation decisions concerning such officers.

General Compensation Philosophy. The Company’s philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company’s executive compensation program is, therefore, to closely align the interests of the executive officers with those of the Company’s stockholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses salary, incentive cash bonus awards and long-term stock-based incentives to meet these goals.

Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive’s salary history, scope of responsibility at the Company, prior experience, past performance for the Company, expected contribution to the Company’s future success and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in the Company’s industry, based on each individual Committee member’s industry experience, and the position of each executive officer’s base pay relative to the total compensation package, including cash incentives and long-term stock based incentives. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

Incentive Cash Bonuses. Each executive officer’s annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee’s belief that the compensation of each executive officer should be contingent upon the overall performance of the Company. To carry out this philosophy, the Board of

Directors reviews and approves the financial goals for the applicable year. The Compensation Committee then evaluates the overall performance of the Company and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved. During 2003, the Board of Directors and/or the Compensation Committee, in their discretion, did not approve any cash bonuses to the Chief Executive Officer or executive officers.

Long-Term Incentive Compensation. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company considers long-term incentives to its Chief Executive Officer and its other executive officers. The purpose of such option grants is to attract and retain the best employee talent available and to create a direct link between executive compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Common Stock on the date of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company, and then only if the market price of the Common Stock appreciates over the option term. The Board of Directors and/or the Compensation Committee consider the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals.

Chief Executive Officer Compensation. Mr. Ginsburg joined the Company in December 1998 as Chief Executive Officer and Chairman of the Board. In July 1999, Matthew E. Devine assumed the responsibilities as Chief Executive Officer, but Mr. Ginsburg remained the Company’s Chairman. Mr. Ginsburg reassumed the responsibilities as Chief Executive Officer of the Company in November 2003. Mr. Ginsburg’s compensation was based on his experience and responsibility as well as compensation offered to similarly situated executives.

Tax Limitation. Under the Federal tax laws, a publicly held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company’s 1992 Stock Option Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1992 Stock Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since the cash compensation paid to the Company’s executive officers for 2002 did not exceed the $1 million limit per officer and it was not expected that the cash compensation to be paid to any executive officer for 2003 would exceed this limit, the Committee deferred any decision on whether to limit the dollar amount of all other compensation payable to the Company’s executive officers to the $1 million cap.

Respectfully submitted,

COMPENSATION COMMITTEE:

Scott K. Ginsburg
David M. Kantor

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Howe (Chairman) and Kantor. All current members of the Compensation Committee are “independent directors” as defined under the Nasdaq Marketplace Rules. Messrs. Ginsburg, Lenihan and Kantor were the members of the Compensation Committee during 2003. Other than Mr. Ginsburg, the Company’s Chairman of the Board and Chief Executive Officer, none of these individuals was at any time during 2003, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Certain Relationships

None of the Company’s directors or executive officers (1) has entered into any transaction or series of similar transactions with the Company since January 1, 2003, (2) has any relationship, or has had any relationship since January 1, 2003, with the Company, or (3) has outstanding indebtedness, or has had any outstanding indebtedness since January 1, 2003, to the Company, which (in any case) requires disclosure under Item 404 of the SEC’s Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee acts under the Amended and Restated Charter of the Audit Committee of the Board of Directors (the “Audit Committee”), which was adopted by the Board of Directors on September 30, 2004. Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Through December 23, 2003, the Audit Committee was composed of three directors, each of whom is independent as defined under the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management to review and discuss the December 31, 2003 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards. The Audit Committee also received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor’s independence.

Respectfully submitted,

THE AUDIT COMMITTEE
(for the year ended December 31, 2003)

Cappy R. McGarr Kevin C. Howe

PRINCIPAL ACCOUNTING FEES AND SERVICES

The stockholders re-elected the independent accounting firm KPMG LLP (“KPMG”) to serve as independent auditors of the Company for the year ended December 31, 2003. KPMG has served as the Company’s independent auditors since 1999 and is considered by management of the Company to be well qualified. KPMG has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

Fee Disclosure

The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

	Year Ended December 31,
	2003	2002
Audit Fees(1)	$221,000	$209,000
Audit Related Fees	33,000	24,000
Tax Fees(2)	177,000	95,000
All other Fees	—	—

Total	$431,000	$328,000

(1)	Audit Fees. These are fees for professional services for the audit of the Company’s annual financial statements, and for the review of the financial statements included in the Company’s filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

The Audit Committee has considered whether (and has determined that) the provision by KPMG of the services described under Tax Fees is compatible with maintaining KPMG’s independence from management and the Company. In addition, all of the services rendered to the Company by KPMG were pre-approved by the Audit Committee.

STOCK PERFORMANCE TABLE

The table set forth below compares the cumulative total stockholder return on the Common Stock between December 31, 1998 and December 31, 2003 with the cumulative total return of (i) the Nasdaq Non-Financial Stocks Index and (ii) the Nasdaq Computer and Data Processing Services Stocks Index, over the same period. This table assumes the investment of $100.00 on December 31, 1998 in the Common Stock, the Nasdaq Non-Financial Stocks Index and the Nasdaq Computer and Data Processing Services Stocks Index, and assumes the reinvestment of dividends, if any.

The comparisons shown in the table below are based upon historical data. The Company cautions that the stock price performance shown in the table below is not indicative of, nor intended to forecast, the potential future performance of the Common Stock. Information used in the graph was obtained from the CRSP Total Return Index published by Nasdaq and SG Cowen, sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
Digital Generation Systems, Inc.	$100	$128	$38	$20	$19	$40
Nasdaq Non-Financial Stocks	$100	$196	$115	$88	$57	$88
Nasdaq Computer and Data Processing Stocks
SIC 7370-7379 US & Foreign	$100	$220	$101	$82	$56	$74

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this report or future filings made by the Company under those statutes, the Audit Committee Report, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

STOCKHOLDERS’ PROPOSALS

Proposals of stockholders intended to be presented at the 2005 annual meeting of stockholders must be received by the Company at its offices at 750 W. John Carpenter Freeway, Irving, Texas, 75039, not later than June 15, 2005 and satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s proxy statement for that meeting. If a stockholder intends to submit a proposal from the floor of the Company’s 2005 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must provide written notice to the Company no later than August 26, 2005. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2005 annual meeting.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s website http://www.sec.gov.

MISCELLANEOUS

The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

By Order of the Board of Directors,

Omar A. Choucair
Secretary

October 11, 2004

APPENDIX A

DIGITAL GENERATION SYSTEM, INC.

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

As of September 30, 2004

I.	Purpose:

The Audit Committee of the Board of Directors (the “Board”) of Digital Generation Systems, Inc. (the “Company”) shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, and others relating to the following:

A.	the integrity of the Company’s financial statements;

B.	the Company’s financial reporting process;

C.	the Company’s systems of internal accounting and financial controls;

D.	the performance of the Company’s internal audit function and independent auditors;

E.	the independent auditor’s qualifications and independence; and

F.	the Company’s compliance with legal and regulatory requirements and ethics policies.

In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities, and personnel of the Company.

II.	Scope of Authority and Responsibilities:

The Audit Committee shall have the following authority and responsibilities:

A.	The Audit Committee shall have the sole authority to appoint, retain, replace, or terminate the independent auditor. The Audit Committee shall be directly responsible for the compensation, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, performing other audit, review, attestation, or related services or work for the Company. The independent auditor shall report directly to the Audit Committee.

B.	The Audit Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee before the completion of the audit.

C.	The Audit Committee may form and delegate authority to one or more subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services so long as decisions of any such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

D.	The Audit Committee shall have the authority, to the extent it deems necessary or appropriate for exercising its authority and fulfilling its responsibilities, to retain, set the compensation and other terms of engagement of, and terminate the retention of independent legal, accounting, or other advisors or consultants.

E.	The Audit Committee shall obtain and review, at least annually, a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1; discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors.

F.	The Audit Committee shall review, and consult with the Company’s independent auditors regarding, the plan of audit.

G.	The Audit Committee shall review, in consultation with the independent auditors, their audit report, or proposed audit report, and the accompanying management letter, if any.

H.	The Audit Committee shall review, and consult with the independent auditors (out of the presence of management) regarding, the quality and the adequacy of the Company’s accounting principles for financial reporting, internal accounting controls and internal auditing procedures.

I.	The Company’s internal auditor shall report directly to the Audit Committee, and tasks or duties assigned to the internal auditor by the Audit Committee shall take precedence over tasks and duties assigned by management.

J.	The Audit Committee shall review the Company’s financial statements and related public financial disclosures.

K.	The Audit Committee shall prepare, or review and approve, the report of the Audit Committee required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

L.	The Audit Committee shall supervise any investigations into improper use of corporate funds and related improper accounting practices.

M.	The Audit Committee shall recommend to the Board policies of appropriate corporate conduct, and thereafter monitor programs designed to secure compliance with such policies.

N.	The Audit Committee shall review and, if it so determines, approve or authorize any potential conflict-of-interest situation or transaction between the Company and its management or any member of the Board, including any relationship or transaction described in Item 404 of Regulation S-K adopted by the SEC.

In carrying out its responsibilities, the Audit Committee’s policies and procedures will remain flexible, to best react to changing conditions and circumstances and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

III.	Implementation Activities:

To implement the foregoing responsibilities, the Audit Committee should perform such tasks as it determines in its discretion, including the following:

A.	considering the proposed scope of the independent auditors’ work for the current year and any proposed non-audit functions to be performed by such auditors and reviewing the audit plan and proposed engagement letter;

B.	reviewing the prior year’s audit, accounting and management advisory fees and the estimated current year’s fee;

C.	receiving and considering any recommendations of management regarding the independent auditors to be retained for the following year and deciding on the recommendation to be made to the Board;

D.	obtaining and considering information from the independent auditors relating to any relationships that may impact the objectivity and independence of the auditors;

E.	reviewing the procedures established by the Company to establish and monitor its internal controls, including the controls over the data processing activities and programs for security to protect against computer fraud and misuse;

F.	reviewing the policies and practices of the Company concerning financial reporting to stockholders and the public, including the reporting of quarterly and year-end results;

G.	reviewing and discussing quarterly and annual earnings press releases, including the use of pro forma or other non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies;

H.	reviewing with management and the independent auditors, before publication, the following:

1.	annual financial statements (including notes, schedules, and any special disclosure problems) and Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Reports on Form 10-K filed with the SEC;

2.	quarterly financial statements (including notes and any special disclosure problems) and Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC; and

3.	financial statements and/or similar disclosures in other publicly filed documents;

I.	reviewing disclosures made to the Audit Committee by the Chief Executive Officer, Chief Financial Officer and any other certifying officer during their certification process for the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls;

J.	without limiting the scope of the Audit Committee’s review, with respect to each review of a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, reviewing and discussing the following matters with the independent auditors (and otherwise receiving regular reports from the independent auditors thereon):

1.	all critical accounting policies and practices to be used;

2.	all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, management’s position on the treatment and the treatment preferred by the independent auditor; and

3.	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

K.	consulting with the independent auditors from time to time regarding the results of any reviews of quarterly financial statements performed by them;

L.	reviewing any disputes (resolved or unresolved) between management and the independent auditors that arose in connection with the preparation of the financial statements;

M.	reviewing the policies and programs of the Company for compliance with federal and state laws relating to audit and financial reporting matters and with applicable standards and rules promulgated by the Financial Accounting Standards Board or equivalent standard-setting authority, the SEC and other regulatory or advisory bodies that have jurisdiction over the Company’s financial reporting and audit process;

N.	reviewing any significant litigation with the Company’s counsel;

O.	reviewing any independent auditor’s management letter (relating to the prior year’s audit) that suggests areas of improvement in the Company’s accounting practices and internal accounting controls and management’s responses thereto;

P.	reviewing the effect of any important new pronouncements of the accounting profession and other regulatory bodies on the Company’s accounting policies;

Q.	reviewing at least annually the adequacy of the Company’s accounting and financial personnel resources;

R.	reviewing with the independent auditors any significant proposed changes in the basic accounting principles and reporting standards used in the preparation of the Company’s financial statements;

S.	reviewing with the independent auditors and with the Company’s management the extent to which changes or improvements in financial and accounting practices, recommended by the independent auditors or management personnel, have been implemented;

T.	reviewing with the Company’s management and other employees such policies, procedures, and practices of the Company, and obtaining from any of such persons such other information, as the Audit Committee may deem necessary or appropriate to perform its functions;

U.	reviewing and evaluating the lead (or coordinating) partner and senior members of the independent auditor team;

V.	evaluating the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and persons performing internal audit functions for the Company;

W.	ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

X.	considering from time to time whether, in order to assure continuing auditor independence, it is appropriate to change the independent auditing firm then serving the Company or to adopt a policy of rotating the independent auditing firm on a regular basis;

Y.	recommending to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, in accordance with rules of the SEC, and reviewing those policies on a regular basis; and

Z.	taking appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

If, upon its review, the Audit Committee finds policies, practices, or conditions that it finds questionable or as to which it believes Board action should be taken, such matters shall be reported or referred to the Board for deliberation and resolution or action by the Board.

IV.	Procedures for Reviewing Complaints

The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

V.	Composition

The Audit Committee shall be composed of at least three directors selected by the Board. The members of the Audit Committee must satisfy the independence and experience requirements for audit committees of issuers with securities quoted on the Nasdaq National Market (the “Nasdaq Requirements”). Accordingly, the members of the Audit Committee:

A.	may not, except as permitted by the Nasdaq Requirements, be officers or employees of the Company or any of its subsidiaries or have any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the Audit Committee;

B.	may not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

C.	must be able, when appointed, to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

Further, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

VI.	Meetings and Procedures:

The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Audit Committee shall (a) establish direct communication and meet with the Company’s independent accountants, the Chief Financial Officer, and the Company’s internal auditors at least once each year and (b) meet with representatives of the Company’s senior management as needed, but at least once per year.

The Audit Committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or counsel or advisors to, the Audit Committee.

Except as otherwise provided in this Charter, the Certificate of Incorporation or the Bylaws of the Company, the Audit Committee shall (a) keep regular minutes of its proceedings and report the same to the Board and (b) fix its own rules of procedure. The Audit Committee shall report its activities to the full Board whenever a matter necessitates deliberation or inquiry by the full Board, but in any event not less than once each year.

A majority of the members shall constitute a quorum for transacting business of the Audit Committee. The Audit Committee shall meet from time to time upon agreement of its members or upon notice by any of its members. Notice of any meeting of the Audit Committee shall be given to each member not less than 24 hours before the time of the meeting by mail, telephone, or telecopy, and no such notice need state the business proposed to be transacted at the meeting. No notice of the time or place of any meeting of the Audit Committee need be given to any member thereof who attends in person or who, in writing, executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice. The Audit Committee may also act by unanimous written consent.

The Audit Committee may use the Company’s resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. Additionally, the Audit Committee may retain independent counsel, special independent auditors or other experts or advisors when, in the discretion of the Audit Committee, the circumstances warrant such actions.

VII.	Funding

The Company shall provide for appropriate funding, as determined by the Audit Committee, for the work of the Audit Committee generally and for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, the work of the Audit Committee and to any independent counsel or other advisors engaged by the Audit Committee.

VIII.	Limitations on Scope:

The Audit Committee members shall serve as such from time to time, subject to understanding on their part and the part of the Company’s management and the independent accountants and auditors, that:

A.	the Audit Committee’s function is one of oversight only, it being understood that the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements;

B.	the members need not be accountants, nor must they have extensive accounting backgrounds or knowledge, and are not serving to provide any expert or special assurance as to the Company’s financial statements or any professional certification regarding the work of the independent auditors;

C.	the Company’s management and the independent accountants and auditors will provide the Audit Committee with prompt and accurate information so that the Audit Committee can discharge its duties properly; and

D.	to the extent permitted by law, the members shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

The Audit Committee members, in agreeing to serve on the Audit Committee, do so in reliance on, among other things, the provisions of the Company’s Certificate of Incorporation which (a) together with the

Bylaws of the Company, provide indemnification for their benefit, and (b) provide that no director shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except under certain circumstances specified therein.

IX.	Review and Amendment of the Charter:

The Audit Committee shall review this Charter at least annually for any necessary or appropriate amendments and may from time to time, by at least a majority vote or consent of its members, recommend amendments to this Charter. This Charter may be amended in writing from time to time only by the Board.

FORM OF PROXY

DIGITAL GENERATION SYSTEMS, INC.

750 W. John Carpenter Freeway, Irving, Texas 75039

This Proxy is solicited on behalf of the Board of Directors of Digital Generation Systems, Inc. for the Annual Meeting of Stockholders to be held November 3, 2004.

The undersigned (i) acknowledges receipt of the Notice dated October 11, 2004, of the Annual Meeting of Stockholders of Digital Generation Systems, Inc. (the “Company”) to be held on November 3, 2004, at 10:00 a. m. local time at the Marriott Hotel, 223 W. Las Colinas Blvd., Irving, Texas 75039 and the Proxy Statement in connection therewith and (ii) appoints Scott K. Ginsburg and Omar Choucair, and each of them, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on October 5, 2004, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any postponements or adjournments thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE FOR DIRECTOR AND “FOR” PROPOSAL 2.

(Continued and to be signed on the reverse side)

ΔFOLD AND DETACH HEREΔ

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCKS AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.	Please mark your votes as indicated in this example	☒

1.	To elect a director to serve a three-year term expiring in 2007 or until his successor has been duly elected and qualified.

	FOR	WITHHOLD AUTHORITY
Scott K. Ginsburg	☐	☐

2.	To ratify the selection of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Dated: ________________________________, 2004

Signature of Stockholder

Signature of Stockholder

Title, if applicable

ΔFOLD AND DETACH HEREΔ